Intangible assets and goodwill	12 Months Ended
Jun. 30, 2025
Intangible assets and goodwill
Intangible assets and goodwill

14.    Intangible assets and goodwill

LuxExperience Group’s intangible assets and goodwill consist of the following:

	Year Ended June 30,
(in € thousands)	2024	2025
Intangible assets with finite life
Software and license	473	1,938
Development cost under construction	—	315
Intangible assets with indefinite life
Trademark	15,585	15,585
Goodwill	138,892	138,892
	154,950	156,731

Intangible assets with a finite useful life

LuxExperience Group has intangible assets with a finite useful life, consisting of licenses and software. Amortization expense of the intangible assets is entirely classified within depreciation and amortization in the consolidated statements of profit or loss and comprehensive income or loss.

The following table presents the changes in LuxExperience Group’s finite-lived intangible assets during fiscal year 2024 and fiscal year 2025:

	Year ended June 30,
(in € thousands)	2024	2025
Cost
Beginning of fiscal year	5,179	5,324
Additions	145	1,197
Disposals	—	(283)
Additions through business combination	—	1,605
Currency translation	—	(32)
End of fiscal year	5,324	7,811

Accumulated depreciation and impairment
Beginning of fiscal year	4,373	4,850
Amortization charge for the year	477	707
End of fiscal year	4,850	5,557
Carrying amount at end of year	474	2,253

Indefinite-lived intangible assets - Trademark

LuxExperience Group’s Mytheresa and mytheresa.com trademarks represent an indefinite-lived intangible asset. LuxExperience Group assessed the trademarks for potential impairment during the fourth quarters of each fiscal year, determining that no impairments occurred. The recoverable amount of LuxExperience Group’s two identified trademarks was based on fair value less costs of disposal, estimated using discounted cash flows. The fair value measurement was categorized as Level 3 fair value based on the inputs in the valuation technique used.

When assessing the trademarks for potential impairment, the fair value of the trademarks was determined using the relief from royalty income approach. Under this approach, management estimated future cash flows based on internal projections considering LuxExperience Group’s past performance and forecasted growth which includes also industry terminal growth revenue growth rate forecast of 2.0% p.a. (2024: 2.0%) in the five planning periods, an assumed royalty rate of 2.0% (2024: 2.0%) and discount rate of 9.4% (2024:9.4%) for Mytheresa and 10.4% (2024: 8.8%) for the THERESA (retail store CGU) Trademark. The discount rate used was a trademark specific post-tax discount rate. Revenue growth is estimated based on internal projections considering LuxExperience Group’s past performance and forecasted growth which includes also industry growth forecast. The revenue growth rates over the 5-year period are the same for trademarks as for the goodwill for the CGU-Online and retail store. The terminal growth rates applied in the impairment assessments do not exceed the average long-term growth rate for either the online operations or retail store CGUs. The discount rate and royalty rate are based on market participant assumptions. The assumed terminal growth rates applied in LuxExperience Group’s trademark impairment assessments were as follows:

	Fiscal Year
(in € thousands)	2024	2025
Discount rate Mytheresa	9.4%	9.4%
Discount rate THERESA	8.8%	10.4%
Royalty rate	2.0%	2.0%
Terminal revenue growth rate	2.0%	2.0%

Goodwill

MGG acquired 100% of the outstanding shares of mytheresa.com GmbH on October 9, 2014 and Theresa Warenvertrieb GmbH on October 31, 2014. The goodwill resulting from this acquisition is attributable to LuxExperience Group’s online operations and retail store and is not deductible for tax purposes. No goodwill has been recognized from the YNAP Acquisition.

Goodwill has been allocated to two cash-generating units (CGUs) within the Group–the online operations of the Luxury | Mytheresa segment (the “online CGU”) and the Mytheresa retail store in Munich–which represent the lowest levels within the Group at which goodwill is monitored for internal management purposes. LuxExperience Group allocates €137,933 thousand and €959 thousand of goodwill to the online CGU and the retail store, respectively. The allocation of goodwill has remained unchanged for all periods presented.

The recoverable amounts of the CGUs are determined based on each respective CGU’s value in use. The present value of the future cash flows expected to be derived from an asset or CGU based on the value in use (VIU) approach. The key assumptions for determining the value in use are the discount rates, budgeted and expected revenue growth rates (CAGR for the next five years) and EBITDA margin in Terminal value. Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGU’s. The budgeted and expected growth rate is based on internal projections considering LuxExperience Group’s historical growth rates and the estimated sales volume in the next five years taking into account external industry growth forecasts and an increase of LuxExperience’s overall market share. Further we expect that the effects on growth rates from overall economic trends, such as inflation, recessionary trends as well as political tension all around the world are only temporary and will return back to historic levels in the mid-term. The terminal value considers an expected growth rate in net sales by 2.0% (2024: 2.0%), and EBITDA margin of 7.8% (2024: 7.5%) in the online CGU. The budgeted terminal value EBITDA margin takes into account an expected increase in gross profit margin, related to the focus in Top Customers and sale of full-price items, as well as a decrease in Selling, general and administrative expenses ratio over the next 5 years in each of the CGU’s.

LuxExperience Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next five years. The assumed key assumptions for terminal growth rates and discount rates applied in LuxExperience Group’s goodwill impairment assessments were as follows:

	Fiscal Year
(in € thousands)	2024	2025
Online
Budgeted revenue growth rate (CAGR for the next five years)	14.33%	9.6%
EBITDA margin in Terminal value	7.5%	7.8%
Terminal growth rate	2.0%	2.0%
Pre-Tax Discount rate	12.2%	12.2%
Retail store
Budgeted revenue growth rate (CAGR for the next five years)	2.2%	0.9%
EBITDA margin in Terminal value	32.9%	30.1%
Terminal growth rate	2.0%	2.0%
Pre-Tax Discount rate	12.0%	13.2%

The terminal growth rates applied in the impairment assessments do not exceed the average long-term growth rate for either the online operations or retail store CGUs. The terminal value growth rate was determined based on management’s estimate of the long-term growth rate of the relevant markets, consistent with the assumptions that a market participant would make.

The discount rate is based on a risk free rate of 3.0% (FY24: 2.50%) and a market risk premium of 6.5% (FY24: 7.00%). In addition, individual beta factors derived from the respective peer group, the cost of debt and the capital structure are taken into account for the respective CGUs.

The estimated recoverable amount of the online CGU exceeded its carrying amount by approximately €212 million (FY24: €205 million). Management has identified that a reasonably possible change in three key assumptions could cause the carrying amount to exceed the recoverable amount. The following table shows the amount by which these three assumptions would need to change individually for the estimated recoverable amount to be equal to the carrying amount.

	Change required for carrying amount to be equal to
	recoverable amount
(in percentage)	2024	2025
Online
Discount rate	2.4%	2.7%
EBITDA margin in Terminal value	(1.9)%	(2.2)%
Budgeted revenue growth rate (CAGR for the next five years)	(5.4)%	(6.0)%